SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     February 17, 1997
                                                  ------------------------------



                           DCC COMPACT CLASSICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          COLORADO                    0-21114                   84-1046186
-------------------------------   ----------------       -----------------------
(State or other jurisdiction of   (Commission File         (IRS Employer
incorporation or organization)         Number)           Identification Number)


            9301 Jordan Ave, Suite 105, Chatsworth, California 91311
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (818) 993-8822
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      As of February 17, 1997, the Board of Directors of DCC Compact Classics, Inc. has dismissed the principle accountant, WINTER, SCHEIFLEY & ASSOCIATES, Colorado and engaged HURLEY & COMPANY of Chatsworth, California as the principle accountant to audit the financial statements.

      Being a local CPA firm, the services and the counsel of HURLEY & COMPANY is more easily available to complete the audit.

      There were no disagreements with the prior accountants.




                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DCC COMPACT CLASSICS, INC.
                                    (Registrant)



                                    BY: /s/Marshall Blonstein
                                       --------------------------
                                        Marshall Blonstein
                                        Chairman of the Board,
                                        Chief Executive Officer,
                                        President



DATED:  February 17, 1997